Supplement to
Fidelity's Targeted International Equity Funds®
December 29, 2003
Prospectus

The following information replaces the biographical information for Joseph Tse found in the "Fund Management" section beginning on page 29.

Ignatius Lee is manager of China Region Fund, which he has managed since January 2004. Mr. Lee joined Fidelity Investments as a research analyst in 1993.

The following information replaces the biographical information for John Carlson found in the "Fund Management" section on page 29.

Robert B. von Rekowsky is manager of Emerging Markets Fund, which he has managed since January 2004. Mr. von Rekowsky joined Fidelity Investments as a research analyst in 1989.

The following information replaces the biographical information for William Kenndey found in the "Fund Management" section on page 29.

Dale Nicholls is manager of Fidelity Pacific Basin Fund, which he has managed since October 2004. Since joining Fidelity Investments in 1996, Mr. Nicholls has worked as a research analyst and manager.

TIF-04-04 October 8, 2004
1.483702.137